                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported)     December 13, 2001
                                                 ---------------------


                             MEGO FINANCIAL CORP.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   New York
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                  1-8645                                13-5629885
    ---------------------------------        ----------------------------------
         (Commission File Number)             (IRS Employer Identification No.)


                              4310 Paradise Road
                            Las Vegas, Nevada 89109
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code     (702) 737-3700
                                                   ----------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.     Other Events
            ------------

       This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to the press release issued by Mego Financial Corp. (the "Registrant") on December 13, 2001, a copy of which is being filed as exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(a)  Financial Statements of Business Acquired

     Not Applicable

(b)  Pro Forma Financial Information

     Not Applicable

(c)  Exhibits

   Exhibit
   Number                               Description
------------    ---------------------------------------------------------------

    99.1 Press release, dated December 13, 2001, issued by the Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  MEGO FINANCIAL CORP.

Dated:  December 14, 2001                         By: /s/ Jerome J. Cohen
                                                     --------------------
                                                      Name: Jerome J. Cohen
                                                      Its:  Vice President

     Exhibit Index


Exhibit No.              Description
-----------              -----------

     99.1                Press Release